UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2011

INTERACTIVE INTELLIGENCE, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-27385 (Commission File Number)	35-1933097 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On April 25, 2011, Interactive Intelligence, Inc. (the "Company") issued a press release describing its results of operations for its first quarter ended March 31, 2011. See the Company's press release attached hereto as Exhibit 99.1, which is incorporated by reference into this Item 2.02.

Item 8.01     Other Events

        On April 25, 2011, the Company issued a press release describing its results of operations for its first quarter ended March 31, 2011, which press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits:

The following item is filed as an exhibit to this current report on Form 8-K:

99.1	Press Release, dated April 25, 2011, issued by Interactive Intelligence, Inc.

Where to Find Additional Information
Interactive Intelligence, Inc. and Interactive Intelligence Group, Inc. (ININ Group) have filed a registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed reorganization. INTERACTIVE INTELLIGENCE SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. The definitive proxy statement/prospectus will be mailed to Interactive Intelligence shareholders prior to the shareholder meeting. In addition, investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about Interactive Intelligence, ININ Group, and the proposed reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about Interactive Intelligence, ININ Group, and the proposed reorganization can be obtained without charge by sending a request to Interactive Intelligence, Inc., 7601 Interactive Way, Indianapolis, Indiana 46278, Attention: Investor Relations; by calling (317) 872-3000; or by accessing them on Interactive Intelligence, Inc.’s investor relations Web page at http://investors.inin.com/.

Participants in the Solicitation
Interactive Intelligence, its directors, executive officers, certain other members of management, and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Interactive Intelligence in favor of the proposed holding company reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that Interactive Intelligence and ININ Group have filed and intend to file with the SEC in connection with the annual meeting of shareholders of Interactive Intelligence, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence, Inc. (Registrant)

Date: April 25, 2011	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Vice President of Finance and Administration, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 25, 2011, issued by Interactive Intelligence, Inc.